Exhibit (a)(1)(B)

                             Letter of Transmittal

                            JERRY'S FAMOUS DELI, INC.

                              LETTER OF TRANSMITTAL
                                       to
                          Tender Shares of Common Stock

                        Pursuant to the Offer to Purchase
                              Dated April 27, 2001


--------------------------------------------------------------------------------
 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., CALIFORNIA TIME ON
                             FRIDAY, JUNE 29, 2001,
                          UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                                   Depositary:
                         U.S. STOCK TRANSFER CORPORATION

           By Mail:                       By Hand:                  By Overnight Delivery:
   U.S. Stock Transfer Corp.     U.S. Stock Transfer Corp.        U.S. Stock Transfer Corp.
 745 Gardena Avenue, Suite 200 1745 Gardena Avenue, Suite 200   1745 Gardena Avenue, Suite 200
      Glendale, CA 91204             Glendale, CA 91204               Glendale, CA 91204
   Attn: Transfer Department     Attn: Transfer Department        Attn: Transfer Department
                                       By Facsimile:

                        (For Eligible Institutions Only)
                                 (818) 502-0674

                             Confirmation Receipt of
                                   Facsimile
                                By Telephone Only
                                 (818) 502-1404

         Delivery of this Letter of Transmittal to an address, other than as set forth above, does not constitute a valid delivery.

         This Letter of Transmittal is to be used (a) if you desire to effect the tender transaction yourself (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the Shares (as hereinafter defined) are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee; and (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. To accept the Offer in accordance with its terms, a properly completed and duly executed Letter of Transmittal (or photocopy thereof bearing original signature(s) and any required signature guarantees), any certificates representing Shares tendered, and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depository prior to 5:00 p.m., California time, on June 29, 2001, or such later time and date to which the Offer is extended, unless the tendering party has satisfied the conditions for guaranteed delivery described in Section 3 of the Offer to Purchase. Shareholders are not required to pay a service charge to the Company or the Depositary in connection with their tender of Shares, but may be charged a fee by a broker, dealer or other institution for processing the tender requested. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

         If any of the certificates representing shares that you own have been lost or destroyed see instruction 11.

         Holders whose certificates for Shares ("Share Certificates") are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares, and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in "The Tender Offer - Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. See Instruction 2.

----------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF SHARES TENDERED
                                             (See Instructions 3 and 4)
----------------------------------------------------------------------------------------------------------------
             Name(s) and Address(es) of
                Registered Holder(s)
    (please fill in exactly as name(s) appear on                             Shares Tendered
                    certificates)                                 (Attach additional list if necessary
------------------------------------------------- --------------------------------------------------------------
                                                                                  Number of
                                                                                    Shares            Number of
                                                         Certificate             Represented by        Shares
                                                          Number(s)              Certificate(s)*     Tendered**
----------------------------------------------------------------------------------------------------------------
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------
                                                  --------------------------------------------------------------
                                                     Total Shares
----------------------------------------------------------------------------------------------------------------

* Need not be completed if transfer is made by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

Account Number at Book-Entry Transfer Facility:_________________________________

Transaction Code Number:________________________________________________________


[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY (AS DEFINED IN THE OFFER TO PURCHASE) PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Institution that Guaranteed Delivery:___________________________________

If delivered by Book-Entry Transfer check box: [_]

Name of Tendering Institution:__________________________________________________

Account Number at Book-Entry Transfer Facility:_________________________________

Transaction Code Number:________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

Ladies and Gentlemen:

         The undersigned hereby tenders to Jerry's Famous Deli, Inc., a California corporation (the "Company"), the above-described shares of common stock, no par value per share (the "Shares"), of the Company at a price of $5.30 per Share, net to the seller in cash, without interest thereon (the "Offer Price") upon the terms and subject to the conditions set forth in the Company's Offer to Purchase dated April 27, 2001 (the "Offer to Purchase") and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

         Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby and irrevocably constitutes and appoints U.S. Stock Transfer Corporation (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights), (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered and, when the same are accepted for payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

         All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The undersigned understands that the valid tender of Shares pursuant to any of the procedures contained in "The Tender Offer - Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may not be required to accept for payment any of the Shares tendered hereby.

         Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Company does not accept for payment any of the Shares so tendered.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

----------------------------------------------
SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are/is to be issued in the name of someone other than the undersigned.

Issue   [_] Check   [_] Certificate(s) to:

Name
__________________________________________
               (Please Print)
Address __________________________________

__________________________________________
             (Include Zip Code)

__________________________________________
(Employer Identification or
Social Security Number)
----------------------------------------------

----------------------------------------------
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are/is to be sent to someone other than the undersigned or to the undersigned at an address other than that above.
Mail [_] Check [_] Certificate(s) to:

Name
__________________________________________
               (Please Print)
Address __________________________________

__________________________________________
                (Include Zip Code)

__________________________________________
(Employer Identification or
Social Security Number)
---------------------------------------------------

--------------------------------------------------------------------------------
                                    SIGN HERE
                (Please complete the Substitute Form W-9 below)

________________________________________________________________________________
                           (Signature(s) of Holder(s))

Dated: ____________, 2001

Name(s):
        ________________________________________________________________________


________________________________________________________________________________
                             (Please Type or Print)


Capacity (Full Title):__________________________________________________________


Address:________________________________________________________________________


________________________________________________________________________________
                               (Include Zip Code)


Daytime Area Code and Telephone No.:____________________________________________

Employer Identification or Social Security No.:_________________________________
                                                     (See Substitute Form W-9)

(Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

--------------------------------------------------------------------------------
                            GUARANTEE OF SIGNATURE(S)
                     (If Required--See Instructions 1 and 5)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

 Title:_________________________________________________________________________

 Name of Firm:__________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Daytime Area Code and Telephone No.:____________________________________________

Dated ________________, 2001
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer

         1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (1) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of such Shares) of Shares tendered herewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (2) such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (such participant, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

         2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if (a) Share Certificates are to be forwarded herewith or (b) unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer contained in "The Tender Offer -Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. For a holder validly to tender Shares pursuant to the Offer, either (1) on or prior to the Expiration Date, (a) Share Certificates representing tendered Shares must be received by the Depositary at one of its addresses set forth herein, or such Shares must be tendered pursuant to the book-entry transfer procedures contained in "The Tender Offer -Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary, (b) this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer of Shares, must be received by the Depositary at one of such addresses and (c) any other documents required by this Letter of Transmittal must be received by the Depositary at one of such addresses or (2) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in "THE TENDER OFFER--Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

         "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, that states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against such participant.

         The method of delivery of share certificates, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and sole risk of the tendering shareholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

         No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

         3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

         4. Partial tenders (Not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

            (a) If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

            (b) If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

            (c) If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

            (d) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

            (e) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required with respect to such Shares unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

            (f) If the certificates for Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or certificates for Shares not tendered or not accepted for payment are to be returned to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates, with the signatures on the certificates or stock powers guaranteed as aforesaid. See Instruction 1.

         6. Stock Transfer Taxes. The Company will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

         7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

         8. Waiver of Conditions. The Company reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, at any time and from time to time, in the case of any Shares tendered.

         9. 31% Backup Withholding. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 31%. All shareholders surrendering Shares pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Company and the Depositary).

         Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

         The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

         Certain shareholders (including, among others, all corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

         10. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to D.F. King & Co., Inc. (the "Information Agent") at its address listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

         11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the transfer agent for the Shares, U.S. Stock Transfer Corporation, at (818) 502-1404. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

         CONSEQUENCES OF FAILURE TO FILE SUBSTITUTE FORM W-9 OR FORM W-8

         Failure to complete Substitute Form W-9 or Form W-8 will not, by itself, cause the Shares to be invalidly tendered but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, the shareholder may claim a refund from the Internal Revenue Service.

--------------------------------------------------------------------------------------------------
SUBSTITUTE                    Part 1: PLEASE PROVIDE YOUR TIN    Social security number(s)
Form W-9                      OR SSN IN THE BOX AT RIGHT AND
                              CERTIFY BY SIGNING AND DATING         OR____________________
Department of the Treasury    BELOW                              Employer identification number(s)
Internal Revenue Service      ------------------------------------------

Payer's Request for Taxpayer  Part 2: [_] Check this box if you are NOT subject
Identification Number (TIN)   to backup withholding under the provisions of
                              section 3406(a)(1)(C) of the Internal Revenue Code
                              because (1) you have not been notified that you
                              are subject to backup withholding as a result of
                              failure to report all interest or dividends or (2)
                              the Internal Revenue Service has notified you that
                              you are no longer subject to backup withholding.
                              --------------------------------------------------------------------
                              CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I
                              CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM
                              IS TRUE, CORRECT AND COMPLETE.

                              SIGNATURE:                DATE:
                              --------------------------------------------------------------------

                              Part 3: [_] Check here, if awaiting TIN.
--------------------------------------------------------------------------------------------------

  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3
                             OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary, 31% percent of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified Taxpayer Identification Number within 60 days.

Signature________________________________________ Date:__________________
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.